June 21, 2024

BNY MELLON FUNDS TRUST

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Massachusetts Intermediate Municipal Bond Fund – Portfolio Management" in the prospectus:

Mary Collette O'Brien is the fund's primary portfolio manager, a position she has held since March 2006. Ms. O'Brien is a managing director at BNY Wealth Management. She also is an employee of BNYM Investment Adviser and manages the fund in her capacity as an employee of BNYM Investment Adviser.

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The following chart replaces the information related to BNY Mellon Massachusetts Intermediate Municipal Bond Fund in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Mary Collette O'Brien

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The information for Stephen J. O'Brien in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

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